JULY 31, 2026

Summary Prospectus

BlackRock FundsSM | OnChain Shares

•	BlackRock Daily Reinvestment Stablecoin Reserve Vehicle

OnChain Shares: RSVXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at https://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 882-0052 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 31, 2026 , as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Investment Objective

The investment objective of BlackRock Daily Reinvestment Stablecoin Reserve Vehicle (the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell OnChain Shares of BlackRock Daily Reinvestment Stablecoin Reserve Vehicle. Amounts in the table are rounded to the nearest basis point, which in some cases may be “0.00.” You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you may pay each year as a percentage of the value of your investment)	OnChain Shares
Management Fee	0.12%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.06%
Administration Expenses	0.05%
Independent Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.18%
Fee Waivers and/or Expense Reimbursements[1,2]	(0.01)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.17%

[1]	Other Expenses are based on estimated amounts for the Fund’s current fiscal year.

[2]

Independent Expenses consist of the Fund’s allocable portion of the fees and expenses of the independent trustees of the Trust, counsel to such independent trustees and the independent registered public accounting firm that provides audit services to the Fund. BlackRock has contractually agreed to reimburse, or provide offsetting credits to, the Fund for Independent Expenses through June 30, 2028. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to July 1, 2028, without the consent of the Boards of Trustees of the Trust.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your OnChain Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
OnChain Shares	$17	$57

Principal Investment Strategies of the Fund

The Fund invests 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury (collectively, “Treasury Instruments”), with a maturity of 93 days or less, and overnight repurchase agreements that are secured by Treasury Instruments. The Fund’s portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis.

The Fund intends to qualify as a “government money market fund,” as such term is defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act, and other rules of the Securities and Exchange Commission.

Use of the Blockchain

The Fund’s transfer agent, Securitize Transfer Agent, LLC (the “Transfer Agent”), maintains the official record of ownership of OnChain Shares on the public blockchains that are used by the Fund’s investors. In particular, the Transfer Agent utilizes a permissioned system that operates in connection with multiple public, permissionless blockchains. As of the date of this Prospectus, these public blockchains include Ethereum, Tempo, and Solana and in the future may include other supported networks, subject to eligibility and other requirements that the Transfer Agent or Fund may impose. OnChain Shares will be digitally represented on such blockchains using token standards (“Tokens”) that vary by blockchain. Such blockchain records, together with an off-chain register associating wallet addresses with shareholder personal identifying information, will constitute the official shareholder register of the Fund and, in the absence of a technical failure of either of those systems, conclusively govern the record ownership of the OnChain Shares.

A blockchain is a distributed ledger that digitally records transactions in a verifiable way using cryptography, with records designed to be immutable (i.e., extremely difficult to alter once confirmed). A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in ‘‘blocks’’ that are linked together to form a ‘‘chain’’, hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network known as nodes. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are recorded as “blocks” on the blockchain. Transaction data, other than shareholder personal identifying information, will be publicly available through tools capable of displaying activity on the applicable blockchain networks. Accordingly, OnChain Shares’ issuance, transfer and redemption data (though not a shareholder’s personal identifying information) will be exposed to the public. The personal identifying information necessary to associate a given wallet address with the record owner of the Token(s) at such address will be maintained by the Transfer Agent in a separate, traditional database that is not available to the public. However, if there are data security breaches resulting in theft of the information necessary to link identity with the Token balances, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund.

In order to transact in OnChain Shares, a potential shareholder of OnChain Shares must have a blockchain “wallet.” A blockchain wallet is a software application (but can also be a hardware device or managed by an institutional custody solution) which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, where the public key is mathematically derived from the private key. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will record transaction data, including wallet addresses and digital signatures, but does not record the private key information. Each investor is responsible for their own blockchain wallet, including the security and maintenance of the investor’s private key. Neither the Fund nor the Transfer Agent is responsible for any investor’s blockchain wallet or the maintenance, security, or safekeeping of any investor’s private key. If a shareholder’s private key is lost or stolen, the shareholder should promptly contact the Transfer Agent in writing by email at investorsupport@securitize.io. Upon receipt of notification from a shareholder, the Transfer Agent will contact the shareholder regarding further steps for resolution and the Transfer Agent will take appropriate action such as investigating the issue in accordance with the Transfer Agent’s policies and procedures, including verifying the shareholder’s identity and ownership of Tokens based on the Transfer Agent’s verification processes, assessing the circumstances of the reported loss or theft and, if appropriate, freezing the Tokens in the shareholder’s wallet. Where appropriate, and subject to applicable law and financial crime controls, the Transfer Agent may escalate the matter to an appropriate representative of the Fund. The Transfer Agent may isolate the particular Tokens, revoke such Tokens, re-authenticate a new wallet per the Fund’s whitelisting procedures, and facilitate payment for revoked tokens by federal wire on a best-efforts basis, in accordance with established procedures and subject to technological, blockchain, or third-party limitations. Any such recovery is not guaranteed. Any newly whitelisted wallet may thereafter be used for future purchases and minting of new Tokens. To the extent any Tokens are revoked, such Tokens will be taken out of circulation through a token burn.

The permissioned system utilized by the Transfer Agent is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, the Transfer Agent registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used, among other purposes, to satisfy anti-money laundering regulations). Permission to hold OnChain Shares is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in OnChain Shares to pre-approved potential shareholders. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s and the Fund’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as “minting” (creating a new token balance) and “burning” (removing a token balance from circulation), as well as transfer restrictions to prevent unauthorized transfers to unregistered wallets, i.e., non-whitelisted wallets, and ability to claw back tokens under certain circumstances. These smart contracts are designed, deployed, and maintained by the Transfer Agent. While the Transfer Agent takes reasonable measures in the design and deployment of smart contracts, smart contracts are software and may contain undetected bugs or vulnerabilities. The Fund and its shareholders bear the risk of smart contract failures. See “Principal Risks of Investing in the Fund — Blockchain Technology Risk”. In this manner, this permissioned system is designed to prevent transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

Where any shareholder wallet holds OnChain Shares, the registered owner of such OnChain Shares will be the person whose identifying information, as recorded separately on the Fund’s books and records maintained off chain, is associated with such shareholder wallet. The Transfer Agent maintains controls to correct errors in the share registry or remediate unauthorized transactions. In the event such a correction were warranted, the Transfer Agent generally would have the ability to make the correction by adding an appropriate instruction to another subsequent block on the applicable blockchain (i.e., the prior activity on the blockchain would not be deleted, although the blockchain would be updated with the correct transactional history). A person or entity associated with a blockchain wallet to which OnChain Shares may be erroneously transferred would have no legal claim to such OnChain Shares. In the event of such an erroneous transfer, the Transfer Agent generally would have the ability to burn the erroneously transferred OnChain Shares and issue new OnChain Shares to the correct wallet, as applicable.

Delays in transaction processing have occurred on the blockchain networks. Such a delay may occur because of, among other things, the inability of nodes (i.e., validators) to reach consensus on transactions or upgrades or changes to the applicable blockchain protocol. During a network delay, recording transactions in OnChain Shares on the blockchain will not be possible and as such may cause discrepancies between the blockchain record and the backup off-chain record maintained by the Transfer Agent. Should such a delay occur for an extended period, the Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form) or to provide shareholders with a means to submit transaction requests on a different network approved for use by the Fund, in each case until such time as the network has resumed normal operation. In such circumstances, depending on the action taken by the Fund in response to these events, dividends declared during such period may not be reinvested in additional OnChain Shares and may instead be paid to affected shareholders in cash until shareholders are otherwise notified by the Fund or the Transfer Agent that dividend reinvestment has resumed. Notwithstanding any pause, delay, or freeze affecting a blockchain network, the Transfer Agent will continue to receive, validate, and process redemption requests off-chain in good order. Shareholders’ ability to redeem OnChain Shares is not conditioned upon the availability or operability of any blockchain network, and the Transfer Agent will process all redemption requests that are received in good order regardless of the status of any supported blockchain.

The Fund or BlackRock may choose to re-evaluate the suitability of a particular blockchain network for use by the Fund in the event of future or recurring delays, technical malfunctions or for other reasons. In the event the Fund discontinues use of a blockchain network, the Fund will suspend new OnChain Share subscriptions through such network and may take such additional actions as it deems appropriate with respect to any OnChain Shares deployed on the network, including, without limitation and where applicable law and blockchain architecture permit, processing redemptions of such OnChain Shares manually or initiating the redemption of OnChain Shares deployed on affected blockchain.

Deployment of OnChain Shares on a particular blockchain network should not be viewed as an endorsement of such network by either the Fund or BlackRock, and neither the Fund nor BlackRock shall be responsible for any failures or malfunctions of any such network. Similarly, no blockchain network or blockchain network provider is authorized to act as an agent of the Fund or BlackRock. Potential shareholders should carefully consider the risks of using a blockchain network on which OnChain Shares are deployed and should conduct their own assessment of the suitability of such network for making their investment in the Fund.

The maintenance of the records of OnChain Shares on the blockchain will not affect the Fund’s investments in securities. The Fund will continue to invest in accordance with the requirements in Rule 2a-7 under the 1940 Act and the terms of this Prospectus. The Fund will not invest in any digital assets, including any virtual currencies.

More detailed information about blockchain technology and the public blockchain network(s) used by the Transfer Agent including the regulatory, operational and technological risks associated with distributed ledger technology, as well as detailed information about the Fund and its policies and risks, can be found in the Fund’s Statement of Additional Information (SAI).

Principal Risks of Investing in the Fund

Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The following is a summary description of principal risks of investing in the Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.

∎

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own OnChain Shares. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. The Fund may be subject to a greater risk of rising interest rates during a period of low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.

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Blockchain Technology Risk — Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of OnChain Shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Transactions in OnChain Shares on the blockchain are subject to associated risks including regulatory, technical, operational, privacy and security risks. Neither the Fund nor BlackRock provides any warranty or guarantee relating to the integrity or functionality of any shareholder’s blockchain wallet or such shareholder’s ability to execute transactions on the blockchain.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own OnChain Shares. In addition, notwithstanding that U.S. Treasury obligations are backed by the full faith and credit of the United States, circumstances could arise that could prevent the timely payment of interest or principal, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.

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Repurchase Agreements Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will be unable or unwilling to make timely payments of interest and principal when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

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Experience with Digital Securities — The Fund is one of the few registered funds to issue OnChain Shares in the form of digital securities. Given the novel nature of such digital asset security issuance in this format, the Fund and BlackRock are to be considered as having limited experience using blockchain technology to maintain records and facilitate transactions in the interests of a registered fund that issues digital securities. Accordingly, there may be an increased risk of errors (potentially including unauthorized transactions) involving OnChain Shares. Any such errors or unauthorized transactions could adversely affect the Fund. Neither BlackRock nor the Fund shall be responsible or liable for any losses resulting from errors or unauthorized transactions involving OnChain Shares.

∎	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Blockchain Regulatory Risk — The regulation of digital assets (such as OnChain Shares) and related products and services continues to evolve, may take many different forms and will, therefore, impact digital assets and their usage in a variety of manners. Ongoing and future regulatory actions with respect to digital assets could alter, perhaps to a materially adverse extent, the nature of an investment in OnChain Shares, the ability of shareholders to engage in transactions in OnChain Shares or the ability of the Fund to continue to operate.

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Stablecoin Regulatory Risk — The Fund intends to operate such that its OnChain Shares will be “eligible reserve assets” for payment stablecoin issuers under a U.S. law enacted in July 2025 designed to establish a framework for regulation of such issuers and any regulation adopted thereunder (the “GENIUS Act”). The Fund’s status as an eligible reserve asset under the GENIUS Act is a product of its structure as a government money market fund operating in accordance with Rule 2a-7 under the 1940 Act and investing exclusively in Treasury Instruments with a maturity of 93 days or less and overnight repurchase agreements secured by such instruments. If the GENIUS Act or regulations adopted thereunder were to impose requirements with which the Fund cannot comply — for example, by limiting the types of permitted reserve assets in a manner that excludes shares of money market funds or by imposing operational or structural conditions that the Fund is unable to satisfy — payment stablecoin issuers that hold OnChain Shares as reserve assets could be required to redeem their holdings in the Fund in order to maintain compliance with applicable law. Such large-scale redemptions could adversely affect the Fund’s liquidity and net assets. In addition, under rules adopted or proposed by the Office of the Comptroller of the Currency (OCC), there may be limits on the percentage of a stablecoin issuer’s total reserve assets that may be held in any single investment product, which could limit the growth of the Fund. Additionally, various other aspects of the GENIUS Act remain unclear and subject to interpretation, and federal regulators, including the OCC and the U.S. Department of the Treasury, are developing implementing standards that have not been finalized as of the date of this Prospectus. Changes in, or new interpretations of, the GENIUS Act or related rules could affect the types of instruments the Fund is permitted to hold under that framework or the methods by which the Fund implements its investment strategy, including operational processes tied to its permissioned use of public blockchains for OnChain Shares. These developments could require the Fund to adjust portfolio holdings or modify operational practices and could adversely affect the Fund or its shareholders.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

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Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value (“NAV”) of $1.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

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When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

Because the Fund has not commenced operations as of the date of this Prospectus, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Purchase and Sale of Fund Shares

The Fund issues OnChain Shares through a permissioned system that operates in connection with one or more public, permissionless blockchains, which, as of the date of this Prospectus, include Ethereum, Tempo, and Solana, and may include other supported networks in the future. Although the relevant blockchain networks are public and permissionless, transfers of the digital OnChain Share tokens will be subject to transfer restrictions administered by the Transfer Agent, including wallet whitelisting and the ability to restrict, reject, or freeze transfers in accordance with applicable requirements.

OnChain Shares may be purchased from the Fund through the Transfer Agent or other authorized Financial Intermediaries. You may purchase or redeem OnChain Shares without paying a sales charge, but you may be required to pay transaction fees required by certain public blockchain networks to execute a transaction on the applicable network. Please see “How to Sell Shares” below for additional information on such transaction fees. You may generally purchase or redeem OnChain Shares from the Transfer Agent each day on which the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of Philadelphia are open for business (a “Business Day”).

The Fund may elect, in its discretion, to be open on days when the NYSE is closed due to an emergency.

The initial and subsequent investment minimums generally are as follows, although the Fund’s officers may reduce or waive the minimums in some cases:

Minimum Initial Investment	$3 million.
Minimum Additional Investment	No subsequent minimum.

Please see “Peer-to-Peer Transfers” below for more information on other ways that OnChain Shares may be purchased or sold outside of purchase or redemption transactions effected with the Fund through the Transfer Agent.

Tax Information

The Fund’s dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code, in which case you may be subject to U.S. federal income tax when you withdraw or receive distributions from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase OnChain Shares through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of OnChain Shares and related services.

These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

BlackRock has entered into and may in the future enter into additional arrangements under which certain record owners of OnChain Shares are expected to be trust or other accounts maintained by state or federally chartered crypto banks or other financial intermediaries in the crypto ecosystem (“Crypto Intermediaries”). Crypto Intermediaries may provide custody, staking, governance, and settlement services to their customers, who may be payment stablecoin issuers or end-users of payment stablecoins. In consideration of these shareholder services, BlackRock or its affiliates expect to make payments to one or more Crypto Intermediaries. Any such payments will be made from the assets of BlackRock and/or such affiliates (and not the Fund).

INVESTMENT COMPANY ACT FILE # 811-05742

SPRO-BRSRV